UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 1, 2021

Ciena Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware
(State or other jurisdiction of incorporation)
7035 Ridge Road, Hanover, MD
(Address of principal executive offices)

23-2725311
(IRS Employer Identification No.)
21076
(Zip Code)
Registrant's telephone number, including area code: (410) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 1, 2021, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of Ciena Corporation (“Ciena”), Ciena’s stockholders approved the amendment and restatement of the Ciena Corporation Employee Stock Purchase Plan to (a) extend the term thereof to April 1, 2031, (b) increase the number of shares available for issuance thereunder by 8.7 million shares, (c) eliminate the evergreen mechanism thereunder, and (d) make such other changes described in Ciena's proxy statement for the Annual Meeting (the "Amended and Restated ESPP"). The Amended and Restated ESPP became effective upon approval by the stockholders. A description of the Amended and Restated ESPP is set forth in Ciena’s proxy statement for the Annual Meeting in the section entitled "Proposal No. 2 - Amendment and Restatement of Ciena's Employee Stock Purchase Plan," which description is incorporated herein by reference. The description is qualified in its entirety by reference to the copy of the Amended and Restated ESPP attached hereto as Exhibit 10.1, which is also incorporated herein by reference.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Ciena held the Annual Meeting on April 1, 2021. As of the February 4, 2021 record date, there were 155,158,402 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters described below were voted on by stockholders at the Annual Meeting and the number of votes cast with respect to each matter, and with respect to the election of directors, were as indicated below:

Proposal 1	For	Against	Abstain	Non-Votes

Election to the Board of Directors of four Class III directors:
Hassan M. Ahmed, Ph.D.	118,489,230	1,282,762	149,110	14,561,239
Bruce L. Claflin	111,531,877	8,243,549	145,676	14,561,239
Patrick T. Gallagher	109,305,895	10,468,698	146,509	14,561,239
T. Michael Nevens	118,951,306	822,777	147,019	14,561,239

Each director nominee above was elected by the vote of the majority of the votes cast by stockholders in accordance with Ciena's bylaws. Each Class III director will serve a three-year term expiring at the 2024 annual meeting of stockholders.

Proposal 2	For	Against	Abstain	Non-Votes

Approval of the Amended and Restated ESPP:	116,620,538	3,231,806	68,758	14,561,239

Proposal 3	For	Against	Abstain	Non-Votes

Ratification of the appointment of PricewaterhouseCoopers LLP as Ciena's independent registered public accounting firm for the fiscal year ending October 31, 2021:	127,940,840	6,430,430	111,071	0

Proposal 4	For	Against	Abstain	Non-Votes

A stockholder advisory vote on the named executive officer compensation described in the proxy materials:	109,207,408	7,545,280	3,168,414	14,561,239

Proposals 2, 3 and 4 were each approved by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on these proposals, with abstentions having the same effect as a vote “AGAINST” and broker non-votes not counted as a vote either “FOR” or “AGAINST” and having no effect on the outcome of the vote.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibits are being filed herewith:

	Exhibit Number	Description of Document

	Exhibit 10.1	Amended and Restated Ciena Corporation Employee Stock Purchase Plan, dated April 1, 2021.
	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: April 6, 2021	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary